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                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-22291, 33-54060, 33-62643, 33-83680, and
333-07225.



ARTHUR ANDERSEN LLP


New Orleans, Louisiana
March 27, 2000